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                           SMITH BARNEY INCOME FUNDS
                               on behalf of the
                SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND
                                 (the "fund")

                      Supplement dated September 17, 2002
                     to Prospectus dated November 28, 2001

   The following information replaces the portfolio management information set forth under the section "Manager" under "Management."

   David M. Zahn and Olivier Asselin have been named investment officers of the fund. They join Roger Lavan, Peter J. Wilby, and Beth A. Semmel in the day-to-day management of the fund's portfolio.

   Both Mr. Zahn and Mr. Asselin are investment officers of the fund's investment subadviser, Smith Barney Global Capital Management, Inc., an affiliate of Smith Barney Fund Management LLC (SBFM), the fund's manager.

   Mr. Zahn is a vice president at Salomon Smith Barney Inc. and has 9 years of securities business experience. Mr. Asselin is a managing director of Citigroup Asset Management Ltd, an affiliate of SBFM and has 13 years of securities business experience.



FD 02647